Exhibit 10.2

AMENDMENT TO PURCHASE AGREEMENT

THIS AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”), is made and entered into this 8th day of May, 2014, by and among WEBSTER REHAB, LP, a Texas limited partnership (the “Seller”), and CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company (the “Purchaser”).

RECITALS

WHEREAS, Purchaser and Seller entered into a Purchase Agreement dated as of April 30, 2014 (the “Agreement”); and

WHEREAS, Section 9.05(e)(iii) of the Agreement references an incorrect tenant name, Heartland Rehabilitation Hospital, LLC, when the correct tenant name is Clear Lake Institute for Rehabilitation LLC; and

WHEREAS, the parties desire to amend the Purchase Agreement as set forth below in order to correct the incorrect tenant name reference.

AGREEMENT

The parties, intending to be legally bound, hereby agree as follows:

1.	The name “Heartland Rehabilitation Hospital, LLC” in Section 9.05(e)(iii) is hereby deleted and the name “Clear Lake Institute for Rehabilitation LLC” is hereby inserted in its place.

2.	Except as expressly amended by this Amendment, the Agreement, as originally executed by the parties, shall remain in full force and effect, without modification, waiver or amendment.

3.	This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. A facsimile, electronic or similar reproduction of a signature by one or more of the parties shall be treated as an execution in writing for purposes of this execution of this Amendment.

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The parties have executed this Amendment as of the date first written above.

SELLER:

WEBSTER REHAB, LP, a Texas limited partnership

By:	Webster Rehab GP, LLC, a Texas limited liability company, its General Partner

By:	/s/ Robert M. Hodge
Robert M. Hodge, Vice President

PURCHASER:

CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Lisa Collado
Name:	Lisa Collado
Title:	Vice President

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